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Exhibit 10.3

CONFORMED COPY

TETRA TECH, INC.

$110,000,000
Senior Secured Notes

$92,000,000
7.28% Senior Secured Notes,
Series A, due May 30, 2011

$18,000,000
7.08% Senior Secured Notes,
Series B, due May 30, 2008

NOTE PURCHASE AGREEMENT

Dated as of May 15, 2001

Series A PPN: 88162G A* 4
Series B PPN: 88162G A@ 2

TABLE OF CONTENTS

Section	Page
1. AUTHORIZATION OF NOTES	1
2. SALE AND PURCHASE OF NOTES.	1
3. CLOSING	1
4. CONDITIONS TO CLOSING	2
4.1. Representations and Warranties	2
4.2. Performance; No Default	2
4.3. Compliance Certificates	2
4.4. Opinions of Counsel	2
4.5. Purchase Permitted By Applicable Law, etc	2
4.6. Sale of Other Notes	3
4.7. Payment of Special Counsel Fees	3
4.8. Private Placement Numbers	3
4.9. Changes in Corporate Structure	3
4.10. Subsidiary Guaranty	3
4.11. Security Agreement	3
4.12. Pledge Agreement	3
4.13. Intercreditor Agreement	4
4.14. Proceedings and Documents.	4
5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY	4
5.1. Organization; Power and Authority	4
5.2. Authorization, etc	4
5.3. Disclosure	4
5.4. Organization and Ownership of Shares of Subsidiaries	5
5.5. Financial Statements	5
5.6. Compliance with Laws, Other Instruments, etc	6
5.7. Governmental Authorizations, etc.	6
5.8. Litigation; Observance of Statutes and Orders	6
5.9. Taxes	9
5.10. Title to Property; Leases	9
5.11. Licenses, Permits, etc	8

i

5.12. Compliance with ERISA	9
5.13. Private Offering by the Company	9
5.14. of Proceeds; Margin Regulations	9
5.15. Existing Indebtedness	9
5.16. Foreign Assets Control Regulations, etc	9
5.17. Status under Certain Statutes	10
5.18. Environmental Matters	10
5.19. Solvency of Subsidiary Guarantors	10
6. REPRESENTATIONS OF THE PURCHASERS.	10
6.1. Purchase for Investment	10
6.2. Source of Funds	11
7. INFORMATION AS TO COMPANY	12
7.1. Financial and Business Information	12
7.2. Officer's Certificate	14
7.3. Inspection	14
8. PREPAYMENT OF THE NOTES.	15
8.1. Required Prepayments	15
8.2. Optional Prepayments with Make-Whole Amount	15
8.3. Allocation of Partial Prepayments	15
8.4. Maturity; Surrender, etc	15
8.5. Purchase of Notes	16
8.6. Make-Whole Amount	16
9. AFFIRMATIVE COVENANTS	17
9.1. Compliance with Law	17
9.2. Insurance	17
9.3. Maintenance of Properties	17
9.4. Payment of Taxes and Claims	17
9.5. Corporate Existence, etc	18
10. NEGATIVE COVENANTS	18
10.1. Indebtedness; Priority Debt	18
10.2. Fixed Charge Coverage	19
10.3. Adjusted Consolidated Net Worth	19

10.4. Liens.	19
10.5. Sale of Assets.	20
10.6. Mergers, Consolidations, etc.	21
10.7. Disposition of Stock of Restricted Subsidiaries.	22
10.8. Designation of Restricted and Unrestricted Subsidiaries.	22
10.9. Nature of Business.	23
10.10. Transactions with Affiliates	23
11. EVENTS OF DEFAULT	23
12. REMEDIES ON DEFAULT, ETC	25
12.1. Acceleration	25
12.2. Other Remedies	25
12.3. Rescission	26
12.4. Waivers or Election of Remedies, Expenses, etc	26
13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES	26
13.1. Registration of Notes	26
13.2. Transfer and Exchange of Notes	26
13.3. Replacement of Notes	27
14. PAYMENTS ON NOTES.	27
14.1. Place of Payment	27
14.2. Home Office Payment	28
15. EXPENSES, ETC	28
15.1. Transaction Expenses	28
15.2. Survival	28
16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT	28
17. AMENDMENT AND WAIVER	29
17.1. Requirements	29
17.2. Solicitation of Holders of Notes	29
17.3. Binding Effect, etc	29
17.4. Notes held by Company, etc	30
18. NOTICES	30

19. REPRODUCTION OF DOCUMENTS	30
20. CONFIDENTIAL INFORMATION	30
21. SUBSTITUTION OF PURCHASER	31
22. COLLATERAL AND SUBSIDIARY GUARANTY	31
22.1. Release of Subsidiary Guarantors and Subsidiary Stock	31
22.2. Release of Receivables	32
23. MISCELLANEOUS	32
23.1. Successors and Assigns	32
23.2. Payments Due on Non-Business Days	32
23.3. Severability	32
23.4. Construction	33
23.5. Counterparts	33
23.6. Governing Law	33
23.7. Intercreditor Agreement	33

SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms
SCHEDULE B-1	—	Investments
SCHEDULE 4.9	—	Changes in Corporate Structure
SCHEDULE 5.3	—	Disclosure Materials
SCHEDULE 5.4	—	Subsidiaries; Affiliates
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.11	—	Licenses, Permits, etc.
SCHEDULE 5.14	—	Use of Proceeds
SCHEDULE 5.15	—	Indebtedness
SCHEDULE 10.4	—	Liens
EXHIBIT 1(a)	—	Form of Series A Note
EXHIBIT 1(b)	—	Form of Series B Note
EXHIBIT 1(c)	—	Form of Subsidiary Guaranty
EXHIBIT 4.4(a)	—	Form of Opinion of Counsel for the Company
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

v

TETRA TECH, INC.
630 North Rosemead Boulevard
Pasadena, CA 91107
(626) 351-4664
Fax: (626) 351-1188

$92,000,000 7.28% Senior Secured Notes, Series A, due May 30, 2011
$18,000,000 7.08% Senior Secured Notes, Series B, due May 30, 2008

    Dated as of May 15, 2001

TO EACH OF THE PURCHASERS LISTED IN

    THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

    TETRA TECH, INC., a Delaware corporation (the "Company"), agrees with you as follows:

1. AUTHORIZATION OF NOTES.

    The Company has authorized the issue and sale of (i) $92,000,000 aggregate principal amount of its 7.28% Senior Secured Notes, Series A, due May 30, 2011 (the "Series A Notes") and (ii) $18,000,000 aggregate principal amount of its 7.08% Senior Secured Notes, Series B, due May 30, 2008 (the "Series B Notes" and, together with the Series A Notes, the "Notes", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the forms set out in Exhibits 1(a) and 1(b), with such changes therefrom, if any, as may be approved by you, the Other Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. Subject to Section 22, the Notes will be guaranteed by certain Subsidiaries (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") pursuant to the guaranty in substantially the form of Exhibit 1(c) (the "Subsidiary Guaranty"). In addition, and also subject to Section 22, the Notes will be secured by (i) substantially all of the accounts receivable of the Company and each Subsidiary Guarantor pursuant to the Security Agreement and (ii) a pledge of all of the outstanding capital stock of each domestic Subsidiary Guarantor and 65% of the outstanding capital stock of each foreign Subsidiary pursuant to the Pledge Agreement. The Notes will rank pari passu with the Company's Indebtedness under the Credit Agreement.

2. SALE AND PURCHASE OF NOTES.

    Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3. CLOSING.

    The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Closing") on May 22, 2001 or on such other Business Day thereafter on or prior to May 30, 2001 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 14632-01003 at Bank of America, 231 S. LaSalle Street, Chicago, Illinois 60697, ABA No. 121000358. If at the Closing the Company fails to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

    Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1. Representations and Warranties.

    The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2. Performance; No Default.

    The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by this Agreement had it applied since such date.

4.3. Compliance Certificates.

    (a)  Officer's Certificate.  The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

    (b)  Secretary's Certificate.  The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4. Opinions of Counsel.

    You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Riordan & McKinzie, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinions to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

    On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

    Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

    Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8. Private Placement Numbers.

    Private Placement Numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Gardner, Carton & Douglas for each series of the Notes.

4.9. Changes in Corporate Structure.

    Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10. Subsidiary Guaranty.

    Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty in favor of the Collateral Agent, for the benefit of the banks party to the Credit Agreement and the holders of the Notes, to secure the obligations under the Credit Agreement, this Agreement and the Notes.

4.11. Security Agreement

    The Company, each Subsidiary Guarantor and the Collateral Agent shall have entered into the Security Agreement, in favor of the Collateral Agent, for the benefit of the banks party to the Credit Agreement and the holders of the Notes, to secure the obligations under the Credit Agreement, this Agreement and the Notes.

4.12. Pledge Agreement.

    The Company, each Subsidiary Guarantor and the Collateral Agent shall have executed and delivered the Pledge Agreement, in favor of the Collateral Agent, for the benefit of the banks party to the Credit Agreement and the holders of the Notes, to secure the obligations under the Credit Agreement, this Agreement and the Notes.

4.13. Intercreditor Agreement.

    You and each of the Other Purchasers shall have entered into an Intercreditor Agreement (the "Intercreditor Agreement"), on terms satisfactory to you, with Bank of America, N.A., as administrative agent for the Banks, and as collateral agent (the "Collateral Agent") for the Banks and the holders of the Notes.

4.14. Proceedings and Documents.

    All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

    The Company represents and warrants to you that:

5.1. Organization; Power and Authority.

    The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Security Agreement, the Pledge Agreement and the Notes and to perform the provisions hereof and thereof.

5.2. Authorization, etc.

    This Agreement, the Security Agreement, the Pledge Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof the Security Agreement, the Pledge Agreement and each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    The Subsidiary Guaranty, the Security Agreement and the Pledge Agreement, to the extent required, have been duly authorized by all necessary corporate action on the part of each Subsidiary that is a party thereto and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary that is a party thereto, enforceable against each such Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

    The Company, through its agent, Banc of America Securities, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated April 2001 (the "Memorandum"),

relating to the transactions contemplated. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2000, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect other than general economic and industry conditions that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4. Organization and Ownership of Shares of Subsidiaries.

      (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of: (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, whether such Subsidiary is a Restricted Subsidiary and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company's Affiliates, other than Subsidiaries, and (iii) the Company's directors and senior officers.

      (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien other than the Pledge Agreement (except as otherwise disclosed in Schedule 5.4).

      (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

      (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. Financial Statements.

    The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the respective dates specified in such

Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6. Compliance with Laws, Other Instruments, etc.

    The execution, delivery and performance by the Company of this Agreement, the Security Agreement, the Pledge Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary (other than the Liens of the Security Agreement and the Pledge Agreement) under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

    The execution, delivery and performance by each Subsidiary that is a party thereto of the Subsidiary Guaranty, the Security Agreement and the Pledge Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary (other than the Liens of the Security Agreement and the Pledge Agreement) under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which such Subsidiary is bound or by which such Subsidiary or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary.

5.7. Governmental Authorizations, etc.

    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Security Agreement, the Pledge Agreement or the Notes or the execution, delivery or performance by each Subsidiary that is a party thereto of the Subsidiary Guaranty, the Security Agreement or the Pledge Agreement.

5.8. Litigation; Observance of Statutes and Orders.

      (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any

  Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

    The Company and its Subsidiaries have filed all income tax returns and all other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate in accordance with GAAP. The statute of limitations on Federal income tax liabilities of the Company and its Subsidiaries has run for all fiscal years up to and including the fiscal year ended September 29, 1996.

5.10. Title to Property; Leases.

    The Company and its Subsidiaries have good and sufficient title to their respective properties that they own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

    Except as disclosed in Schedule 5.11,

      (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

      (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

      (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. Compliance with ERISA.

      (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

      (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities in the case of any single Plan or in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

      (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

      (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material or has been disclosed in the most recent audited consolidated financial statements of the Company and its Subsidiaries.

      (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. Private Offering by the Company.

    Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 45 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Subsidiary Guaranty to the registration requirements of Section 5 of the Securities Act.

5.14. Use of Proceeds; Margin Regulations.

    The Company will apply the proceeds of the sale of the Notes for general corporate purposes and to refinance Indebtedness as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15. Existing Indebtedness.

      (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

5.16. Foreign Assets Control Regulations, etc.

    Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. Status under Certain Statutes.

    Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18. Environmental Matters.

    Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

      (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

      (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

      (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19. Solvency of Subsidiary Guarantors.

    After giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6. REPRESENTATIONS OF THE PURCHASERS.

6.1. Purchase for Investment.

    You represent that (i) you are an "accredited investor" as defined in Rule 501(a) under the Securities Act and (ii) you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2. Source of Funds.

    You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

      (a) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) ("PTE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

      (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

      (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

      (d) the Source is a governmental plan; or

      (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

      (f)  the Source is the assets of one or more employee benefit plans that are managed by an "in-house asset manager," as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

      (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7. INFORMATION AS TO COMPANY.

7.1. Financial and Business Information

    The Company will deliver to each holder of Notes that is an Institutional Investor:

      (a) Quarterly Statements—within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

        (i)  consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

        (ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

        (iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

      (b) Annual Statements—within 105 days after the end of each fiscal year of the Company, duplicate copies of,

        (i)  consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

        (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

  setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

      (c) Unrestricted Subsidiaries—if, at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 10% of (i) the consolidated total assets of the Company and its Subsidiaries reflected in the balance sheet included in such financial statements or (ii) the consolidated revenues of the Company and its Subsidiaries reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, stockholders' equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries shall be delivered together with the financial statements required pursuant to Sections 7.1(a) and (b);

      (d) SEC and Other Reports—promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement other than registration statements on Form S-8 (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company, any Subsidiary Guarantor or any other Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

      (e) Notice of Default or Event of Default—promptly, and in any event within five Business Days after a Responsible Officer obtaining actual knowledge of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

      (f)  ERISA Matters—promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

        (i)  with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

        (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

        (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

      (g) Notices from Governmental Authority—promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

      (h) Requested Information—with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2. Officer's Certificate.

    Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

      (a) Covenant Compliance—the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.10, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

      (b) Event of Default—a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that, based on such review, such officer (after inquiry of the person or persons performing such review if not such officer) is not aware of the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3. Inspection.

    The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

      (a) No Default—if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

      (b) Default—if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants in the presence of such officers (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8. PREPAYMENT OF THE NOTES.

8.1. Required Prepayments.

    On (i) May 30, 2005 and on each May 30 thereafter to and including May 30, 2010, the Company will prepay $13,142,857 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes and (ii) on May 30, 2004 and on each May 30 thereafter to and including May 30, 2007, the Company will prepay $3,600,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes, in each case at par and without payment of the Make-Whole Amount or any premium, provided that, upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.5, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2. Optional Prepayments with Make-Whole Amount.

    The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3. Allocation of Partial Prepayments.

    In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4. Maturity; Surrender, etc.

    In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5. Purchase of Notes.

    The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6. Make-Whole Amount.

    The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

      "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

      "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

      "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

      "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

      "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

      "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

    The Company covenants that so long as any of the Notes are outstanding:

9.1. Compliance with Law.

    The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2. Insurance.

    The Company will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Properties.

    The Company will and will cause each Restricted Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4. Payment of Taxes and Claims.

    The Company will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, etc.

    The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 through 10.7, inclusive, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10. NEGATIVE COVENANTS.

    The Company covenants that so long as any of the Notes are outstanding:

10.1. Indebtedness; Priority Debt.

    The Company will not permit at any time:

      (a) the ratio of Consolidated Indebtedness (as of any date) to Adjusted EBITDA (for the Company's then most recently completed four fiscal quarters) to be greater than 2.75 to 1.00; or

      (b) Priority Debt to exceed 15% of Consolidated Adjusted Net Worth.

10.2. Fixed Charge Coverage.

    The Company will not permit the ratio (calculated as of the end of each fiscal quarter) of Consolidated Income Available for Fixed Charges to Fixed Charges for the period of four quarters ending as of the last day of each fiscal quarter to be less than 2.0 to 1.0.

10.3. Adjusted Consolidated Net Worth.

    The Company will not permit Adjusted Consolidated Net Worth at any time to be less than (i) 80% of consolidated stockholders' equity of the Company (determined in accordance with GAAP) as of March 31, 2001 plus (ii) the cumulative sum of 50% of Consolidated Net Income (but only if a positive number) for each fiscal quarter ending after March 31, 2001.

10.4. Liens.

    The Company will not, and will not permit any Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired (unless, concurrently with the incurrence, assumption or creation of such Lien, the Company makes, or causes to be made, effective provision whereby the Notes are equally and ratably secured by a Lien on the same property or assets, including the execution of an intercreditor agreement, in form satisfactory to holders of the Notes, between such holders and the holders of other Debt secured by a Lien in such property), except:

      (a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

      (b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', lessors', carriers', warehousemen's, mechanics', materialmen's and other similar liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

      (c) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

      (d) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

      (e) Liens existing on property or assets of the Company or any Restricted Subsidiary as of the date of this Agreement that are described in Schedule 10.4;

      (f)  The Liens of the Security Agreement and the Pledge Agreement in favor of the Collateral Agent for the benefit of the Banks under the Credit Agreement and the holders of the Notes;

      (g) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto or which relate only to assets that in the aggregate are not material;

      (h) Liens (i) existing on property at the time of its acquisition by the Company or a Restricted Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Restricted Subsidiary; or (ii) on property created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or improvement thereof to secure or provide for all or a portion of the purchase price or cost of construction or improvement of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Restricted Subsidiary of, or substantially all of its assets are acquired by, the Company or a Restricted Subsidiary and not created in contemplation thereof; provided that in the case of clauses (i), (ii) and (iii) such Liens do not extend to additional property of the Company or any Restricted Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and, in the case of clause (ii) only, that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the lesser of cost of acquisition or construction or the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company) of the property subject thereto;

      (i)  Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (d), (e) and (h), provided that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist; and

      (j)  Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (i) above, provided that Priority Debt does not at any time exceed 15% of Adjusted Consolidated Net Worth determined as of the end of the most recently ended fiscal quarter.

10.5. Sale of Assets.

    Except as permitted by Section 10.6, the Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any assets, including capital stock of Restricted Subsidiaries, in one or a series of transactions, to any Person, other than:

      (a) Dispositions in the ordinary course of business;

      (b) Excluded Sale and Leaseback Transactions;

      (c) Dispositions by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or another Restricted Subsidiary; or

      (d) Dispositions not otherwise permitted by Section 10.5(a), (b) or (c), provided that:

        (i)  each such Disposition is made in an arms length transaction for a consideration at least equal to the fair market value of the property subject thereto;

        (ii) the aggregate net book value of all assets disposed of in any period of 365 consecutive days pursuant to this Section 10.8(d) does not exceed 15% of Consolidated Total Assets as of the end of the immediately preceding fiscal quarter; and

        (iii) at the time of such Disposition and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

    Notwithstanding the foregoing, the Company may, or may permit any Restricted Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in Section 10.5(d) of the preceding sentence to the extent that (i) each such Disposition is for a consideration at least equal to the fair market value of the property subject thereto, and (ii) the net proceeds from such Disposition are within 180 days of such Disposition (A) reinvested in productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries or (B) applied to the payment or prepayment of any outstanding Indebtedness of the Company or any Restricted Subsidiary that is pari passu with or senior to the Notes, including the Notes. If any payment or prepayment is to be made pursuant to clause (B), the Company shall offer to prepay (on a date not less than 30 or more than 60 days following such offer) the Notes on a pro rata basis with such other Indebtedness at a price of 100% of the principal amount of the Notes to be prepaid (without any Make-Whole Amount), together with interest accrued to the date of prepayment; provided that if any holder of the Notes declines such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer. A failure by a holder of Notes to respond not later than 10 days prior to the proposed prepayment date to an offer to prepay made pursuant to this Section 10.5 shall be deemed to constitute a rejection of such offer by such holder.

10.6. Mergers, Consolidations, etc.

    The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

      (a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

        (i)  the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (y) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (z) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

        (ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist; and

      (b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or another Wholly Owned Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or another Wholly Owned Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.5 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in clauses (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement or the Notes.

10.7. Disposition of Stock of Restricted Subsidiaries.

      (a) The Company will not permit any Restricted Subsidiary to issue its capital stock, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any Person other than the Company or another Wholly Owned Restricted Subsidiary, except (i) for directors' qualifying shares, (ii) to satisfy local ownership requirements), (iii) in satisfaction of valid preemptive or contractual rights of minority stockholders in connection with the simultaneous issuance to the Company or a Restricted Subsidiary whereby the Company and its Restricted Subsidiaries maintain the same proportionate ownership interest and (iv) the issuance of stock convertible into stock of the Company by Tetra Tech Canada Ltd. in connection with an acquisition.

      (b) The Company will not, and will not permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of any shares of capital stock of a Restricted Subsidiary, except (i) for directors' qualifying shares, to satisfy local ownership requirements, (ii) to the Company or a Wholly Owned Restricted Subsidiary, if such sale would be prohibited by Section 10.5 and (iii) the issuance of stock convertible into stock of the Company by Tetra Tech Canada Ltd. in connection with an acquisition.

      (c) If a Restricted Subsidiary at any time ceases to be such as a result of a sale or issuance of its capital stock, any Liens on property of the Company or any other Restricted Subsidiary securing Indebtedness owed to such Restricted Subsidiary, which is not contemporaneously repaid, together with such Indebtedness, shall be deemed to have been incurred by the Company or such other Restricted Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.8. Designation of Restricted and Unrestricted Subsidiaries.

    The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that,

      (a) if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made;

      (b) if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made;

      (c) the Company may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless: (i) such Restricted Subsidiary does not own, directly or indirectly, any Indebtedness or capital stock of the Company or any other Restricted Subsidiary, (ii) such designation, considered as a sale of assets, is permitted pursuant to Sections 10.5 through 10.7, inclusive, (iii) immediately before and after such designation there exists no Default or Event of Default; and

      (d) each Subsidiary Guarantor must be designated a Restricted Subsidiary.

10.9. Nature of Business.

    The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

10.10. Transactions with Affiliates.

    The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

11. EVENTS OF DEFAULT.

    An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

      (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

      (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

      (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(e) or Sections 10.1 through 10.10; or

      (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

      (e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or a Subsidiary Guarantor in this Agreement, the Security Agreement, the Pledge Agreement or the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

      (f)  (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Indebtedness; or

      (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

      (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

      (i)  a final judgment or judgments for the payment of money aggregating at least $5,000,000 are rendered against one or more of the Company and its Significant Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

      (j)  if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall be at least $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

      (k) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor, except as provided in Section 22, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder; or

      (l)  the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Security Agreement or the Pledge Agreement or the Security Agreement or the Pledge Agreement ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor that is a party thereto, except as provided in Section 22, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor that is a party thereto or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

      (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

      (b) If any other Event of Default has occurred and is continuing, holders of a majority or more in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

      (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

    Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

    If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

    At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of a majority in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

    No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

    The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

    Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note established for such series. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

      (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

      (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1. Place of Payment.

    Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. Home Office Payment.

    So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15. EXPENSES, ETC.

15.1. Transaction Expenses.

    Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2. Survival.

    The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

    All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note.

All statements contained in any certificate or other instrument (other than marketing materials of the Company provided to Banc of America Securities, Inc. or distributed with the Memorandum) delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. Requirements.

    This Agreement, the Notes, the Security Agreement, the Pledge Agreement and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

      (a)  Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

      (b)  Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

    Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.

As used herein, the term "this Agreement" or "the Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes held by Company, etc.

    Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

    All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

        (i)  if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

        (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

        (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of James M. Jaska, or at such other address as the Company shall have specified to the holder of each Note in writing.

    Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

    This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

    For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER.

    You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22. COLLATERAL AND SUBSIDIARY GUARANTY.

22.1. Release of Subsidiary Guarantors and Subsidiary Stock.

    You and each subsequent holder of a Note agree to, and to direct the Collateral Agent to, release any Subsidiary Guarantor from the Subsidiary Guaranty or the capital stock of any Restricted

Subsidiary from the Pledge Agreement (i) if such Subsidiary Guarantor or Restricted Subsidiary, as the case may be, ceases to be such as a result of a Disposition permitted by Sections 10.5, 10.6 or 10.7 or (ii) at such time as the Banks direct the Collateral Agent to release such Subsidiary from the Subsidiary Guaranty or release such capital stock from the Pledge Agreement; provided, however, that you and each subsequent holder will not be required to release a Subsidiary Guarantor from the Subsidiary Guaranty or the capital stock of a Restricted Subsidiary from the Pledge Agreement under the circumstances contemplated by clause (ii), if (A) a Default or Event of Default has occurred and is continuing, (B) such Subsidiary Guarantor is to become a borrower under the Credit Agreement or (C) such release is part of a plan of financing that contemplates such Subsidiary Guarantor guaranteeing, or the capital stock of such Restricted Subsidiary securing, any other Indebtedness of the Company. Your obligation to release a Subsidiary Guarantor from the Subsidiary Guaranty or the capital stock of a Restricted Subsidiary from the Pledge Agreement is conditioned upon your prior receipt of a certificate from a Senior Financial Officer of the Company stating that none of the circumstances described in clauses (A), (B) and (C) above are true.

22.2. Release of Receivables.

    You and each subsequent holder of a Note agree to, and to direct the Collateral Agent to, release receivables of the Company or any Subsidiary from the Lien of the Security Agreement (i) in connection with the release of a Subsidiary Guarantor from the Subsidiary Guaranty or the release of capital stock of a Subsidiary from the Pledge Agreement pursuant to Section 22.1 or (ii) if the Banks direct the Collateral Agent to release and terminate the Subsidiary Guaranty, the Security Agreement and the Pledge Agreement, subject to satisfaction of the terms and conditions of Section 22.1; provided, however, that you and each subsequent holder will not be required to release receivables of the Company or any Subsidiary from the Lien of the Security Agreement under the circumstances contemplated by clause (ii), if (A) a Default or Event of Default has occurred and is continuing, (B) such Subsidiary Guarantor is to become a borrower under the Credit Agreement or (C) such release is part of a plan of financing that contemplates such Subsidiary Guarantor guaranteeing, or the capital stock of such Restricted Subsidiary securing, any other Indebtedness of the Company. Your obligation to release receivables of the Company or any Subsidiary from the Lien of the Security Agreement is conditioned upon your prior receipt of a certificate from a Senior Financial Officer of the Company stating that none of the circumstances described in clauses (A), (B) and (C) above are true.

23. MISCELLANEOUS.

23.1. Successors and Assigns.

    All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2. Payments Due on Non-Business Days.

    Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3. Severability.

    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4. Construction.

    Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5. Counterparts.

    This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6. Governing Law.

    This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

23.7. Intercreditor Agreement.

    Each holder of a Note agrees to execute a counterpart of or otherwise become a party to the Intercreditor Agreement and to be bound thereby.

    If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours, TETRA TECH, INC.

By:	/s/ Richard A. Lemmon
Name:	Richard A. Lemmon
Title:	Executive Vice President, Secretary

The foregoing is agreed
to as of the date thereof.

MASSMUTUAL ASIA LIMITED
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Sub-Adviser
By:	/s/ Thomas P. Shea
Name:	Thomas P. Shea
Title:	Managing Director

S–1

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)
By:	/s/ Stephen H. Wilson
Name:	Stephen H. Wilson
Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)
By:	/s/ Stephen H. Wilson
Name:	Stephen H. Wilson
Title:	Managing Director

UNITED OF OMAHA LIFE INSURANCE COMPANY
By:	/s/ Edwin H. Garrision, Jr.
Name:	Edwin H. Garrison, Jr.
Title:	First Vice President

MUTUAL OF OMAHA INSURANCE COMPANY
By:	/s/ Edwin H. Garrision, Jr.
Name:	Edwin H. Garrison, Jr.
Title:	First Vice President

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Services, Inc., its Agent and Attorney-in-Fact
By:	/s/ Betsy Roberts
Name:	Betsy Roberts
Title:	Senior Vice President

S–2

NATIONWIDE LIFE INSURANCE COMPANY
By:	/s/ Mark W. Poeppelman
Name:	Mark W. Poeppelman
Title:	Associate Vice President

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
By:	/s/ Mark W. Poeppelman
Name:	Mark W. Poeppelman
Title:	Associate Vice President

PROVIDENT MUTUAL LIFE INSURANCE COMPANY
By:	/s/ James D. Kestner
Name:	James D. Kestner
Title:	Vice President

SECURITY FINANCIAL LIFE INSURANCE CO.
By:	/s/ Kevin W. Hammond
Name:	Kevin W. Hammond
Title:	Vice President Chief Investment Officer

THE CANADA LIFE ASSURANCE COMPANY
By:	/s/ C. Paul English
Name:	C. Paul English
Title:	Associate Treasurer

S–3

CANADA LIFE ASSURANCE COMPANY OF NEW YORK
By:	/s/ C. Paul English
Name:	C. Paul English
Title:	Associate Treasurer

LUTHERAN BROTHERHOOD
By:	/s/ Keri Reich
Name:	Keri Reich
Title:	Portfolio Manger

MODERN WOODMEN OF AMERICA
By:	/s/ Larry L. Schreiber
Name:	Larry L. Schreiber
Title:	Actuary

S–4

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	Series A	Series B
	$6,000,000	$
(1)
All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:
Citibank, N.A. 111 Wall Street New York, NY 10043 ABA No. 021000089 For MassMutual Spot Priced Contract Account No. 3890-4953 Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Tax I.D. #04-1590850

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	Series A	Series B
	$6,000,000	$
(1)
All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:
Citibank, N.A. 111 Wall Street New York, NY 10043 ABA No. 021000089 For MassMutual Long-Term Pool Account No. 4067-3488 Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
Tax I.D. #04-1590850

2

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	Series A	Series B
	$6,000,000	$
(1)
All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:

Chase Manhattan Bank, N.A.
4 Chase MetroTech Center
New York, NY 10081
ABA No. 021000021
For MassMutual Pension Management
Account No. 910-2594018
Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Tax I.D. #04-1590850

3

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	Series A	Series B
	$3,000,000	$
(1)
All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:

Chase Manhattan Bank, N.A.
4 Chase MetroTech Center
New York, NY 10081
ABA No. 021000021
For MassMutual IFM Non-Traditional
Account No. 910-2509073
Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Tax I.D. #04-1590850

4

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	Series A	Series B
	$500,000	$
(1)
All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:
Chase Manhattan Bank, N.A. 4 Chase MetroTech Center New York, NY 10081 ABA No. 021000021 For MassMutual Long Term Care Account No. 323133053 Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
Massachusetts Mutual Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Tax I.D. #04-1590850

5

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
C.M. LIFE INSURANCE COMPANY	Series A	Series B
	$3,000,000	$
(1)
All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:
Citibank, N.A. 111 Wall Street New York, NY 10043 ABA No. 021000089 For Segment 43—Universal Life Account No. 4068-6561 Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
C. M. Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
C. M. Life Insurance Company c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
Tax I.D. #06-1041383

6

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MASSMUTUAL ASIA LIMITED	Series A	Series B
	$500,000	$
Register Note in the name of: GERLACH & CO.
(1)
All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Tetra Tech, Inc., 7.28% Senior Secured Notes, Series A, due May 30, 2011 interest and principal), to:
Citibank, N.A. 111 Wall Street New York, NY 10043 ABA No. 021000089 Account No. 30413797 Re: Description of security, principal and interest split
With telephonic advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718
(2)	Send Notices on Payments to:
MassMutual Asia Limited c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Custody and Collection Department—F381
(3)	Send Communications and Notices to:
MassMutual Asia Limited c/o David L. Babson & Company Inc. 1295 State Street Springfield, MA 01111 Attn: Securities Investment Division
(4)	All securities should be sent to one of the following addresses:
For delivery by messenger:
Citibank NA (908) DTC New York Window 55 Water Street, 3rd Floor Mezzanine New York, NY 10041 Acct. #849-195
For delivery by mail or overnight courier:
Citibank NA 333 West 34th Street 3rd Floor Securities Vault New York, NY 10001 Acct. #849-195
Tax I.D. not available.

7

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	Series A	Series B
	$3,400,000	$
$4,700,000
Register Notes in the name of: CIG & CO.	$3,700,000
$3,000,000
$1,000,000
$1,200,000
(1)
All payments on account of instruments shall be made by Federal funds wire transfer of immediately available funds to:

  Chase NYC/CTR/
  BNF=CIGNA Private Placements/AC=9009001802
  ABA# 021000021

  Accompanying Information:
  OBI = Tetra Tech, Inc.; 7.28% Senior Secured Notes, Series A, due May 30, 2011; PPN 88162G A* 4; application (as among principal, premium and interest of the payment being made); contact name and phone.

(2)
Address for notices related to payments:

  CIG & Co.
  c/o CIGNA Investments, Inc.
  Attention: Securities Processing S-309
  900 Cottage Grove Road
  Hartford, CT 06152-2309

  CIG & Co.
  c/o CIGNA Investments, Inc.
  Attention: Private Securities—S307
  Operations Group
  900 Cottage Grove Road
  Hartford, CT 06152-2307
  Fax: 860-726-7203

  with a copy to:

  Chase Manhattan Bank
  Private Placement Servicing
  P.O. Box 1508
  Bowling Green Station
  New York, NY 10081
  Attention: CIGNA Private Placements
  Fax: 212-552-3107/1005

(3)
Address for All Other Notices:

  CIG & Co.
  c/o CIGNA Investments, Inc.
  Attention: Private Securities Division—S-307
  900 Cottage Grove Road

8

  Hartford, CT 06152-2307
  Fax: 860-726-7203

(4)
Deliver original Notes (with Transmittal sheet) to:

  The Chase Manhattan Bank
  4 New York Plaza, 11th Floor
  New York, NY 10004
  Attn: Jennifer John

Tax I.D. #13-3574027

9

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
LIFE INSURANCE COMPANY OF NORTH AMERICA	Series A	Series B
	$3,000,000	$

Register Note in the name of: CIG & CO.

(1)
All payments on account of instruments shall be made by Federal funds wire transfer of immediately available funds to:

  Chase NYC/CTR/
  BNF=CIGNA Private Placements/AC=9009001802
  ABA# 021000021

  Accompanying Information:
  OBI = Tetra Tech, Inc.; 7.28% Senior Secured Notes, Series A, due May 30, 2011; PPN 88162G A* 4; application (as among principal, premium and interest of the payment being made); contact name and phone.

(2)
Address for notices related to payments:

  CIG & Co.
  c/o CIGNA Investments, Inc.
  Attention: Securities Processing S-309
  900 Cottage Grove Road
  Hartford, CT 06152-2309

  CIG & Co.
  c/o CIGNA Investments, Inc.
  Attention: Private Securities—S307
  Operations Group
  900 Cottage Grove Road
  Hartford, CT 06152-2307
  Fax: 860-726-7203

  with a copy to:

  Chase Manhattan Bank
  Private Placement Servicing
  P.O. Box 1508
  Bowling Green Station
  New York, NY 10081
  Attention: CIGNA Private Placements
  Fax: 212-552-3107/1005

(3)
Address for All Other Notices:

  CIG & Co.
  c/o CIGNA Investments, Inc.
  Attention: Private Securities Division—S-307
  900 Cottage Grove Road
  Hartford, CT 06152-2307
  Fax: 860-726-7203

(4)
Deliver original Notes (with Transmittal sheet) to:

  The Chase Manhattan Bank
  4 New York Plaza, 11th Floor
  New York, NY 10004
  Attn: Jennifer John

Tax I.D. #13-3574027

10

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
UNITED OF OMAHA LIFE INSURANCE COMPANY	Series A	Series B
	$12,000,000	$
(1)
All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

  Chase Manhattan Bank
  ABA #021000021
  Private Income Processing

  For credit to:
  United of Omaha Life Insurance Company
  Account # 900-9000200
  a/c: G07097
  Cusip/PPN: 88162G A* 4
  Interest Amount:
  Principal Amount:

(2)
Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

  The Chase Manhattan Bank
  4 New York Plaza—11th Floor
  New York, NY 10004
  Attn: Income Processing—J. Pipperato
  a/c: G07097

(3)
Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

  4—Investment Loan Administration
  United of Omaha Life Insurance Company
  Mutual of Omaha Plaza
  Omaha, NE 68175-1011

(4)
Address for delivery of bonds:

  The Chase Manhattan Bank
  North America Insurance—6th Floor
  Attn: Mary Jo McCoy
  3 Chase Metrotech Center
  Brooklyn, NY 11245

Tax I.D. #47-0322111

11

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MUTUAL OF OMAHA INSURANCE COMPANY	Series A	Series B
	$3,000,000	$
(1)
All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

  Chase Manhattan Bank
  ABA #021000021
  Private Income Processing

  For credit to:
  Mutual of Omaha Insurance Company
  Account # 900-9000200
  a/c: G07096
  Cusip/PPN: 88162G A* 4
  Interest Amount:
  Principal Amount:

(2)
Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

  The Chase Manhattan Bank
  4 New York Plaza—11th Floor
  New York, NY 10004
  Attn: Income Processing—J. Pipperato
  a/c: G07096

(3)
Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

  4—Investment Loan Administration
  Mutual of Omaha Life Insurance Company
  Mutual of Omaha Plaza
  Omaha, NE 68175-1011

(4)
Address for delivery of bonds:

  The Chase Manhattan Bank
  North America Insurance—6th Floor
  Attn: Mary Jo McCoy
  3 Chase Metrotech Center
  Brooklyn, NY 11245

Tax I.D. #47-0246511

12

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
HARTFORD LIFE INSURANCE COMPANY	Series A	Series B
	$7,500,000	$
(1)
All payments by wire transfer of immediately available funds to:

  Chase Manhattan Bank
  4 New York Plaza
  New York, NY 10004
  Bank ABA No. 021000021
  Chase NYC/Cust
  A/C # 900-9-000200 for F/C/T G06609-LCA

  Attn: Bond Interest / Principal—Tetra Tech, Inc.

  Sr. Secured Notes, Series A, 7.28% Due 2011
  PPN # 88162G A* 4 Prin: $             Int: $

  with sufficient information to identify the source and application of such funds.

(2)
All notices of payments and written confirmations of such wire transfers:

  Hartford Investment Management Company
  c/o Portfolio Support
  P.O. Box 1744
  Hartford, CT 06144-1744
  Telefacsimile: (860) 297-8875/8876

(3)
All other communications:

  Hartford Investment Management Company
  c/o Investment Department-Private Placements
  P.O. Box 1744
  Hartford, CT 06144-1744
  Telefacsimile: (860) 297-8884

(4)
Physical Delivery of Notes:

  Chase Manhattan Bank
  North America Insurance
  3 Chase MetroTech Center—6th Floor
  Brooklyn, NY 11245
  Attn: Bettye Carrera
  Custody Account Number: G06609-LCA must appear on outside of envelope

Tax I.D. # 06-0974148

13

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
HARTFORD LIFE INSURANCE COMPANY	Series A	Series B
	$7,500,000	$
(1)
All payments by wire transfer of immediately available funds to:

  Chase Manhattan Bank
  4 New York Plaza
  New York, NY 10004
  Bank ABA No. 021000021
  Chase NYC/Cust
  A/C # 900-9-000200 for F/C/T G06612-HVA

  Attn: Bond Interest / Principal—Tetra Tech, Inc.

  Sr. Secured Notes, Series A, 7.28% Due 2011
  PPN # 88162G A* 4 Prin: $             Int: $

  with sufficient information to identify the source and application of such funds.

(2)
All notices of payments and written confirmations of such wire transfers:

  Hartford Investment Management Company
  c/o Portfolio Support
  P.O. Box 1744
  Hartford, CT 06144-1744
  Telefacsimile: (860) 297-8875/8876

(3)
All other communications:

  Hartford Investment Management Company
  c/o Investment Department-Private Placements
  P.O. Box 1744
  Hartford, CT 06144-1744
  Telefacsimile: (860) 297-8884

(4)
Physical Delivery of Notes:

  Chase Manhattan Bank
  North America Insurance
  3 Chase MetroTech Center—6th Floor
  Brooklyn, NY 11245
  Attn: Bettye Carrera
  Custody Account Number: G06612-HVA must appear on outside of envelope

Tax I.D. # 06-0974148

14

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
NATIONWIDE LIFE INSURANCE COMPANY	Series A	Series B
	$7,000,000	$
(1)
All payments by wire transfer of immediately available funds to:

  The Bank of New York
  ABA #021-000-018
  BNF: IOC566
  F/A/O Nationwide Life Insurance Company
  Attn: P & I Department
  PPN#: 88162G A* 4
  Security Description: Tetra Tech, Inc. 7.28% Senior Secured Note, Series A, due May 30, 2011

(2)
All notices of payment on or in respect to the security should be sent to:

  Nationwide Life Insurance Company
  c/o The Bank of New York
  P O Box 19266
  Attn: P & I Department
  Newark, NJ 07195

  With a copy to:

  Nationwide Life Insurance Company
  Attn: Investment Accounting
  One Nationwide Plaza (1-32-05)
  Columbus, Ohio 43215-2220

(3)
Send notices and communications to:

  Nationwide Life Insurance Company
  One Nationwide Plaza (1-33-07)
  Columbus, Ohio 43215-2220
  Attention: Corporate Fixed-Income Securities

(4)
The original note should be delivered to:

  The Bank of New York
  One Wall Street
  3rd Floor—Window A
  New York, NY 10286
  F/A/O Nationwide Life Insurance Co. Acct #267829

Tax I.D. #31-4156830

15

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY	Series A	Series B
	$3,000,000	$
(1)
All payments by wire transfer of immediately available funds to:

  The Bank of New York
  ABA #021-000-018
  BNF: IOC566
  F/A/O Nationwide Life and Annuity Insurance Company
  Attn: P & I Department
  PPN#: 88162G A* 4
  Security Description: Tetra Tech, Inc. 7.28% Senior Secured Note, Series A, due May 30, 2011

(2)
All notices of payment on or in respect to the security should be sent to:

  Nationwide Life and Annuity Insurance Company
  c/o The Bank of New York
  P O Box 19266
  Attn: P & I Department
  Newark, NJ 07195

  With a copy to:

  Nationwide Life and Annuity Insurance Company
  Attn: Investment Accounting
  One Nationwide Plaza (1-32-05)
  Columbus, Ohio 43215-2220

(3)
Send notices and communications to:

  Nationwide Life and Annuity Insurance Company
  One Nationwide Plaza (1-33-07)
  Columbus, Ohio 43215-2220
  Attention: Corporate Fixed-Income Securities

(4)
The original note should be delivered to:

  The Bank of New York
  One Wall Street
  3rd Floor—Window A
  New York, NY 10286
  F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961

Tax I.D. #31-1000740

16

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
PROVIDENT MUTUAL LIFE INSURANCE COMPANY	Series A	Series B
	$5,000,000	$
(1)
All payments by wire transfer of immediately available funds to:

  PNC Bank
  Broad and Chestnut Streets
  Philadelphia, PA 19101
  ABA # 031-000-053
  For credit to Provident Mutual Life Insurance Company
  Account # 85-4084-2176

  with sufficient information to identify the source and application of such funds.

(2)
All notices of payments and written confirmations of such wire transfers:

  Provident Mutual Life Insurance Company
  1000 Cheterbrook Blvd.
  Berwyn, PA 19312

  or

  Provident Mutual Life Insurance Company
  P O Box 1717
  Valley Forge, PA 19482

(3)
All other communications:

  Provident Mutual Life Insurance Company
  1000 Cheterbrook Blvd.
  Berwyn, PA 19312

  or

  Provident Mutual Life Insurance Company
  P O Box 1717
  Valley Forge, PA 19482

Tax I.D. #23-0990450

17

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
SECURITY FINANCIAL LIFE INSURANCE COMPANY	Series A	Series B
	$2,000,000	$
(1)
All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

  Wells Fargo Bank, Nebraska, N.A.
  1248 "O" Street
  Lincoln NE 68508
  ABA No. 104-000-058

  Account of: Security Financial Life
  Account of: 79-40-797-624

  Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principal, premium and interest, if applicable.

(2)
All Notices of payment and written confirmations of such wire transfers should be sent to:

  Security Financial Life Insurance Co.
  4000 Pine Lake Road
  P.O. Box 82248
  Lincoln, NE 68516
  Attention: Investment Division
  Fax: (402) 434-9599
  Phone: (402) 434-9500

(3)
All other communications should be sent to:

  Security Financial Life Insurance Co.
  4000 Pine Lake Road
  P.O. Box 82248
  Lincoln, NE 68501-2248

Tax I.D. #47-0293990

18

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
THE CANADA LIFE ASSURANCE COMPANY	Series A	Series B
	$	$8,200,000
Register Notes in the name of: J. ROMEO & CO.
(1)
All payments by wire transfer of immediately available funds to:

  Cash Wire Instructions
  Chase Manhattan Bank
  ABA 021-000-021
  A/c #900-9-000200
  Trust Account No. G52708
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and Principal and Interest payment

  For Call or Maturity Payment
  Chase Manhattan Bank
  ABA 021-000-021
  A/C #900-9-000192
  Trust Account G52708
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and call or maturity date

(2)
Please send notices of payment and written confirmations of wire transfers to:

  Chase Manhattan Bank
  North American Insurance
  3 Chase MetroTech Centre—6th Floor
  Brooklyn, NY 11245
  Attn: Doll Balbadar

  with a copy to:

  The Canada Life Assurance Company
  330 University Ave. SP-12
  Securities Accounting
  Toronto, ON M5G 1R8

(3)
Please send financial statements and correspondence to:

  Canada Life Assurance Company
  330 University Ave. SP-11
  Toronto, ON M5G 1R8
  Attn: Paul English, US Investments Division

(4)
Domestic Physical Delivery:

  By Messenger (sent within the state of New York):
  Chase Manhattan Bank
  4 New York Plaza
  Ground Floor Window
  New York, NY 10004-2477
  Reference: The Canada Life Assurance Company Trust Account Number: G52708

  By Courier (sent from outside the state of New York):
  Chase Manhattan Bank
  4 New York Plaza—1st Floor
  New York, NY 10004-2477
  Attention: Mike Jones—Outsourcing Dept. (212) 623-1023
  Reference: The Canada Life Assurance Company Trust Account Number: G52708

Tax I.D. #38-0397420

19

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
THE CANADA LIFE ASSURANCE COMPANY	Series A	Series B
	$	$400,000
Register Notes in the name of: J. ROMEO & CO.
(1)
All payments by wire transfer of immediately available funds to:

  Cash Wire Instructions
  Chase Manhattan Bank
  ABA 021-000-021
  A/c #900-9-000200
  Trust Account No. G08798
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and Principal and Interest payment

  For Call or Maturity Payment
  Chase Manhattan Bank
  ABA 021-000-021
  A/C #900-9-000192
  Trust Account G08798
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and call or maturity date

(2)
Please send notices of payment and written confirmations of wire transfers to:

  Chase Manhattan Bank
  North American Insurance
  3 Chase MetroTech Centre—6th Floor
  Brooklyn, NY 11245
  Attn: Doll Balbadar

  with a copy to:

  The Canada Life Assurance Company
  330 University Ave. SP-12
  Securities Accounting
  Toronto, ON M5G 1R8

(3)
Please send financial statements and correspondence to:

  Canada Life Assurance Company
  330 University Ave. SP-11
  Toronto, ON M5G 1R8
  Attn: Paul English, US Investments Division

(4)
Domestic Physical Delivery:

  By Messenger (sent within the state of New York):
  Chase Manhattan Bank
  4 New York Plaza
  Ground Floor Window
  New York, NY 10004-2477
  Reference: The Canada Life Assurance Company Trust Account Number: G08798

  By Courier (sent from outside the state of New York):
  Chase Manhattan Bank
  4 New York Plaza—1st Floor
  New York, NY 10004-2477
  Attention: Mike Jones—Outsourcing Dept. (212) 623-1023
  Reference: The Canada Life Assurance Company Trust Account Number: G08798

Tax I.D. #38-0397420

20

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
THE CANADA LIFE ASSURANCE COMPANY	Series A	Series B
	$	$100,000
Register Notes in the name of: J. ROMEO & CO.
(1)
All payments by wire transfer of immediately available funds to:

  Cash Wire Instructions
  Chase Manhattan Bank
  ABA 021-000-021
  A/c #900-9-000200
  Trust Account No. G08808
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and Principal and Interest payment

  For Call or Maturity Payment
  Chase Manhattan Bank
  ABA 021-000-021
  A/C #900-9-000192
  Trust Account G08808
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and call or maturity date

(2)
Please send notices of payment and written confirmations of wire transfers to:

  Chase Manhattan Bank
  North American Insurance
  3 Chase MetroTech Centre—6th
  Floor Brooklyn, NY 11245
  Attn: Doll Balbadar

  with a copy to:

  The Canada Life Assurance Company
  330 University Ave. SP-12
  Securities Accounting
  Toronto, ON M5G 1R8

(3)
Please send financial statements and correspondence to:

  Canada Life Assurance Company
  330 University Ave. SP-11
  Toronto, ON M5G 1R8
  Attn: Paul English, US Investments Division

(4)
Domestic Physical Delivery:

  By Messenger (sent within the state of New York):
  Chase Manhattan Bank
  4 New York Plaza
  Ground Floor Window
  New York, NY 10004-2477
  Reference: The Canada Life Assurance Company Trust Account Number: G08808

  By Courier (sent from outside the state of New York):
  Chase Manhattan Bank
  4 New York Plaza—1st Floor
  New York, NY 10004-2477
  Attention: Mike Jones—Outsourcing Dept. (212) 623-1023
  Reference: The Canada Life Assurance Company Trust Account Number: G08808

Tax I.D. #38-0397420

21

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
CANADA LIFE INSURANCE COMPANY OF NEW YORK	Series A	Series B
	$	$300,000
Register Notes in the name of: J. ROMEO & CO.
(1)
All payments by wire transfer of immediately available funds to:

  Cash Wire Instructions
  Chase Manhattan Bank
  ABA 021-000-021
  A/c #900-9-000200
  Trust Account No. G52685
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and Principal and Interest payment

  For Call or Maturity Payment
  Chase Manhattan Bank
  ABA 021-000-021
  A/C #900-9-000192
  Trust Account G52685
  Reference: PPN 88162G A@ 2, Tetra Tech, Inc. 7.08% Senior Secured Note, Series B, due May 30, 2008, and call or maturity date

(2)
Please send notices of payment and written confirmations of wire transfers to:

  Chase Manhattan Bank
  North American Insurance
  3 Chase MetroTech Centre—6th Floor
  Brooklyn, NY 11245
  Attn: Doll Balbadar

  with a copy to:

  The Canada Life Assurance Company
  330 University Ave. SP-12
  Securities Accounting
  Toronto, ON M5G 1R8

(3)
Please send financial statements and correspondence to:

  Canada Life Assurance Company
  330 University Ave. SP-11
  Toronto, ON M5G 1R8
  Attn: Paul English, US Investments Division

(4)
Domestic Physical Delivery:

  By Messenger (sent within the state of New York):
  Chase Manhattan Bank
  4 New York Plaza
  Ground Floor Window
  New York, NY 10004-2477
  Reference: Canada Life Insurance Company of New York Trust Account Number: G52685

  By Courier (sent from outside the state of New York):
  Chase Manhattan Bank
  4 New York Plaza—1st Floor
  New York, NY 10004-2477
  Attention: Mike Jones—Outsourcing Dept. (212) 623-1023
  Reference: Canada Life Insurance Company of New York Trust Account Number: G52685

Tax I.D. #13-2690792

22

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
LUTHERAN BROTHERHOOD	Series A	Series B
	$	$6,000,000
(1)
All payments by wire transfer of immediately available funds to:

  Wells Fargo Bank Minnesota, N.A.
  ABA #091000019
  For Credit to Trust Clearing Account # 0000840245
  Attn: Carrie Archibald
  For Credit to: Lutheran Brotherhood
  Acct. No.: 12651300

  All payments must include the following information:
  A/C Lutheran Brotherhood
  Account No.: 12651300
  Security Description
  Private Placement Number
  Reference Purpose of Payment
  Interest and/or Principal Breakdown

(2)
All notices of payments and written confirmations of such wire transfers:

  Lutheran Brotherhood
  Attn: Investment Accounting/Trading Administrator
  625 Fourth Avenue South
  10th Floor
  Minneapolis, MN 55415

(3)
All other communications:

  Lutheran Brotherhood
  Attn: Investment Division
  625 Fourth Avenue South
  Minneapolis, MN 55415
  Telecopier: (612) 340-5776

(4)
Private Placement Notes sent to:

  Wells Fargo Bank Minnesota, N.A.
  733 Marquette Avenue
  Attn: Client Services—Carrie Archibald
  MAC N 9306-055
  Investor's Building, 5th Floor
  Minneapolis, MN 55479-0051
  Telecopier: (612) 667-0550

  With a copy to the Lutheran Brotherhood in-house attorney

Tax I.D. #41-0385700

23

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Principal Amount of Notes to be Purchased
MODERN WOODMEN OF AMERICA	Series A	Series B
	$	$3,000,000
(1)
All payments on account of Notes shall be made by wire transfer of immediately available funds for credit to:

  The Northern Trust Company
  50 South LaSalle Street
  Chicago, IL 60675
  ABA No. 071-000-152
  Account Name: Modern Woodmen of America
  Account No. 84352

  Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88162G A@ 2 and the due date and application (as among principal, premium and interest) of the payment being made.

(2)
Address for all notices relating to payments:

  Modern Woodmen of America
  Attn: Investment Accounting Department
  1701 First Avenue
  Rock Island, IL 61201

(3)
Address for all other communications and notices:

  Modern Woodmen of America
  Attn: Investment Accounting Department
  1701 First Avenue
  Rock Island, IL 61201

Tax I.D. #36-1493430

24

SCHEDULE B

DEFINED TERMS

    As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

    "Adjusted Consolidated Net Worth" means, as of any date, consolidated stockholders' equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP, less the amount by which outstanding Restricted Investments on such date exceed 10% of consolidated stockholders' equity.

    "Adjusted EBITDA" means, for any period, EBITDA for such period, plus, without duplication, the pro forma EBITDA of each Person acquired during such period or the EBITDA attributable to the assets acquired from any person during such period, in each case for the portion of such period occurring prior to the date of the acquisition of such Person or assets.

    "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

    "Banks" means the banks party to the Credit Agreement, including Bank of America, N.A., as agent for such banks.

    "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or Los Angeles, California are required or authorized to be closed.

    "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

    "Closing" is defined in Section 3.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

    "Collateral Agent" is defined in Section 4.11.

    "Company" means Tetra Tech, Inc., a Delaware corporation.

    "Confidential Information"is defined in Section 20.

    "Consolidated Income Available for Fixed Charges" means, for any period, the sum of (i) EBITDA for such period and (ii) Consolidated Rentals for such period under all leases other than Capital Leases.

    "Consolidated Indebtedness" means, as of any date, outstanding Indebtedness of the Company and its Restricted Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

    "Consolidated Interest Expense" means, for any period, the consolidated interest expense of the Company and its Restricted Subsidiaries for such period determined in accordance with GAAP

(including imputed interest under Capital Leases and all debt discount and expense amortized in such period).

    "Consolidated Net Income" means, for any period, the net income or loss of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but in any event excluding extraordinary nonrecurring gains or losses

    "Consolidated Net Worth" means, as of any date, consolidated stockholders' equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP.

    "Consolidated Rentals" means, for any period, the rentals of the Company and its Restricted Subsidiaries for such period under all leases, determined on a consolidated basis in accordance with GAAP.

    "Consolidated Total Assets" means, as of any date, the assets and properties of the Company and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

    "Credit Agreement" means the Credit Agreement dated as of March 17, 2000 among the Company, the banks party thereto, Wells Fargo Bank, N.A., as documentation agent, Harris Trust and Savings Bank, as syndication agent, and Bank of America, N.A., as administrative agent, as such agreement has been or may be hereafter amended, modified, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.

    "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

    "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois as its "base" or "prime" rate.

    "EBITDA" means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) federal, state, local and foreign income, value added and similar taxes, (ii) Consolidated Interest Expense and (iii) depreciation and amortization expense.

    "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

    "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

    "Event of Default" is defined in Section 11.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Excluded Sale and Leaseback Transaction" means any Sale and Leaseback Transaction involving property acquired or constructed by the Company or a Restricted Subsidiary after the date of Closing that is consummated within 180 days of such acquisition or construction.

    "Fixed Charges" means, for any period, the sum of (i) Consolidated Rentals for such period under all leases other than Capital Leases and (ii) Consolidated Interest Expense for such period.

2

    "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

    "Governmental Authority" means

    (a) the government of

      (i)  the United States of America or any State or other political subdivision thereof, or

      (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

    (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

    "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

    (a) to purchase such indebtedness or obligation or any property constituting security therefor;

    (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

    (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

    (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

    "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

    "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

    "Indebtedness" with respect to any Person means, at any time, without duplication,

    (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

    (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

3

    (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases; and

    (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

    (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (d) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

    "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 in aggregate principal amount of the Notes at the time outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

    "Intercreditor Agreement" is defined in Section 4.13.

    "Investments" means all investments made, in cash or by delivery of property, directly or indirectly, by any Person, in any other Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, Guaranty, advance, capital contribution or otherwise.

    "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

    "Make-Whole Amount" is defined in Section 8.6.

    "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

    "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Security Agreement, the Pledge Agreement or the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, the Security Agreement or the Pledge Agreement, or (d) the validity or enforceability of this Agreement, the Security Agreement, the Pledge Agreement, the Notes or the Subsidiary Guaranty.

    "Memorandum" is defined in Section 5.3.

    "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

    "Notes" is defined in Section 1.

    "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

    "Other Purchasers" is defined in Section 2.

    "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

4

    "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

    "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

    "Pledge Agreement" means the Amended and Restated Pledge Agreement dated as of May 15, 2001 among the Company, certain Restricted Subsidiaries and Bank of America, N.A., as collateral agent for the benefit of the holders of the Notes and the Banks.

    "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

    "Priority Debt" means, as of any date, the sum (without duplication) of (a) outstanding Indebtedness of Restricted Subsidiaries that are not Subsidiary Guarantors (other than Indebtedness owed to the Company or another Restricted Subsidiary and Indebtedness of a Person that is not an Unrestricted Subsidiary outstanding at the time it becomes a Restricted Subsidiary) and (b) Indebtedness of the Company and its Restricted Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (i).

    "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

    "Purchaser" means each purchaser listed in Schedule A.

    "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

    "Required Holders" means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

    "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

    "Restricted Investments" means all Investments of the Company and its Restricted Subsidiaries, other than:

    (a) property or assets to be used or consumed in the ordinary course of business;

    (b) current assets arising from the sale of goods or services in the ordinary course of business;

    (c) Investments in Restricted Subsidiaries or in any Person that, as a result thereof, becomes a Restricted Subsidiary;

    (d) Investments existing as of the date of this Agreement that are listed in the attached Schedule B-1;

    (e) Investments in treasury stock; and

    (f)  Investments in:

      (i)  obligations, maturing within one year from the date of acquisition, of or fully guaranteed by the United States of America or an agency thereof or by Canada or a province thereof;

5

      (ii) United States state or municipal securities, maturing within one year from the date of acquisition, that are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

      (iii) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition of or issued by a commercial bank whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank) are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

      (iv) commercial paper maturing within 270 days from the date of issuance that, at the time of acquisition, is rated in one of the top two rating classifications by at least one credit rating agency of recognized national standing;

      (v) repurchase agreements, having a term of not more than 90 days and fully collateralized with obligations of the type described in clause (i), with a bank satisfying the requirements of clause (iii); and

      (vi) money market instrument programs or registered investment companies that invest in securities of the type described in this clause (f) that are properly classified as current assets in accordance with GAAP.

As of any date of determination, each Restricted Investment shall be valued at the greater of:

    (x) the amount at which such Restricted Investment is shown on the books of the Company or any of its Restricted Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

    (y) either

      (i)  in the case of any Guaranty of the obligation of any Person, the amount which the Company or any of its Restricted Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Restricted Subsidiary of any such payments, or

      (ii) in the case of any other Restricted Investment, the excess of (x) the greater of (A) the amount originally entered on the books of the Company or any of its Restricted Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Restricted Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

    "Restricted Subsidiary" means any Subsidiary (a) at least a majority of the voting securities of which are owned by the Company and/or one or more Wholly Owned Restricted Subsidiaries and (b) that the Company has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes.

    "Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which the Company or any Restricted Subsidiary sells or transfers to any Person (other than the Company or a Restricted Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Restricted Subsidiary rents or leases as lessee (other than pursuant to a Capital Lease), or similarly acquires the right to possession or use of, such property or one or more properties that it intends to use for the same purpose or purposes as such property

    "Securities Act" means the Securities Act of 1933, as amended from time to time.

6

    "Security Agreement" means the Amended and Restated Security Agreement dated as of May 15, 2001 among the Company, certain Restricted Subsidiaries and Bank of America, N.A., as collateral agent for the benefit of the holders of the Notes and the Banks.

    "Series A Notes" is defined in Section 6.2.

    "Series B Notes" is defined in Section 6.3.

    "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

    "Significant Subsidiary" means any Restricted Subsidiary that at the time is a "significant subsidiary" as such term is defined in Regulation S-X under the Exchange Act.

    "Source" is defined in Section 6.2.

    "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

    "Subsidiary Guarantor" is defined in Section 1.

    "Subsidiary Guaranty" is defined in Section 1.

    "this Agreement" or "the Agreement" is defined in Section 17.3.

    "Unrestricted Subsidiary" means any Subsidiary of the Company that has been so designated by notice in writing given to the holders of the Notes.

    "Voting Stock" means the capital stock of any class or classes of a corporation having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation, or person performing similar functions (irrespective of whether or not at the time stock of any of the class or classes shall have or might have special voting power or rights by reason of the happening of any contingency).

    "Wholly Owned Subsidiary" or "Wholly Owned Restricted Subsidiary" mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly Owned Subsidiaries or Wholly Owned Restricted Subsidiaries, as the case may be, at such time.

7

SCHEDULE B-1

EXISTING INVESTMENTS

    None.

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

    None.

SCHEDULE 5.3

DISCLOSURE MATERIALS

    None.

SCHEDULE 5.4

SUBSIDIARIES AND AFFILIATES

With the exception of Tetra Tech Canada Limited, which is a majority-owned subsidiary of the Company, all companies listed are either 100% owned by the Company or are 100% owned by a wholly-owned subsidiary of the Company. Tetra Tech Canada Limited has third party shares outstanding of stock exchangeable for shares of Company common stock. These shares were issued to former shareholders in connection with the related stock purchases of acquired companies

Company Name	Jurisdiction	Director(s)	Certain Senior Officers
Tetra Tech, Inc.	Delaware	Li-San Hwang, J. Christopher Lewis, Patrick Haden, James Shelton, Daniel Whalen	Li-San Hwang, President, James M. Jaska, EVP,Treasurer, Richard A. Lemmon, EVP,Secretary, Michael Nigro, EVP, Glenn Burkhardt, EVP, Michael Bush, EVP, Kyle Deaton, EVP
Tetra Tech Executive Services, Inc.	Delaware	Li-San Hwang	Li-San Hwang, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech Technical Services, Inc.	Delaware	Li-San Hwang	Dan Batrack, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech EM Inc.	Delaware	Li-San Hwang, Ronald Riesing	Mark Walsh, President, Li-San Hwang, CEO, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Geotrans, Inc.	Virginia	Li-San Hwang James Mercer Charles Faust	Charles Faust, President, James M. Jaska, Asst. Treasurer, Richard A. Lemmon, Asst. Sec, James Mercer, EVP
KCM, Inc.	Washington	Paul B. Liao, Stephen Wagner, James M. Jaska, John C. McGlenn, James A. Gamble	Jan Rosholt, President, James M. Jaska, Asst. Treasurer, Richard A. Lemmon, Asst. Sec

CMI, Inc.	Washington	Jan Rosholt, Jerry Minor, Paul Liao, John McGlenn	James Gamble, President, James M. Jaska, Asst. Treasurer, Jerry Minor, Secretary
KCM Consulting Engineers, Inc.	Washington	John C. McGlenn, Paul B. Liao, Stephen C. Wagner	John C. McGlenn, President; Paul B. Liao/Stephen C. Wagner, Treasurer/Secretary
Omega Technologies	Washington	Paul B. Liao	Paul Liao, President, Stephen Wagner, Secretary
IWA Services, Inc.	California	Li-San Hwang	Mike Freemeyers, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
SCM Consultants, Inc.	Washington	Li-San Hwang	Bruce Schwan, President; Dale Van Schoiack, Treasurer; Michael J. Brightman, Secretary
SCM Architecture and Planning, PC	Oregon	Li-San Hwang	Mike Brightman, President, Bruce Schwan, Treasurer and Secretary
SCM Staff Placement Specialist, Inc.	Washington	Li-San Hwang	Gerald Caprio, President, James M. Jaska, Chief Financial Officer, Bruce Schwan, Secretary
Whalen & Company, Inc.	Delaware	Li-San Hwang	Michael C. Bush, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Whalen Service Corps Inc.	Delaware	Li-San Hwang	Michael C. Bush, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech Canada Ltd.	Ontario, Canada	Li-San Hwang, Peter Nicoletti,	Peter Nicoletti,President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary

Whalen/Sentrex LLC	California	Li-San Hwang	Leonard Stanmore, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech NUS, Inc.	Delaware	Li-San Hwang	Donald Senovich, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
McNamee, Porter & Seeley, Inc.	Michigan	Li-San Hwang	Thomas Doran, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
McNamee Industrial Services, Inc.	Michigan	Li-San Hwang	Thomas Doran, President, James M. Jaska, Asst. Treasurer, Richard A. Lemmon, Asst. Sec
MFG, Inc.	Delaware	Li-San Hwang	Eric Pastor, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
BAHA Communications, Inc.	Nevada	Li-San Hwang	Tim Baker, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
D.E.A. Construction Co.	Colorado	Li-San Hwang	Kyle Deaton, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech Caribe, Inc.	Puerto Rico	Li-San Hwang	Li-San Hwang, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Utilities & C.C., Inc.	California	Li-San Hwang	Lonny B. Cunningham, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary

ASL Consulting Engineers Arizona, Inc.	Arizona	Li-San Hwang	Douglas Reinhart, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
ASL Consultants International	California	Li-San Hwang	Douglas Reinhart, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
ASL Construction, Inc.	California	Li-San Hwang	Douglas J. Reinhart, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Cosentini Associates, Inc.	New York	Li-San Hwang	Arkan Say, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
PDR Engineers, Inc.	Delaware	Li-San Hwang	David Servis, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Contract Operations-2, Inc.	Kentucky	David Servis, Robert Taylor	David Servis, CEO; Robert Taylor, Treasurer and Secretary
Evergreen Utility Contractors, Inc.	Washington	Li-San Hwang	James Arline, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Gig Harbor Construction, Inc.	Washington	Li-San Hwang	James Arline, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech Latin America, LLC	Delaware	Li-San Hwang	Li-San Hwang, Manager, Richard A. Lemmon, Secretary
LC of Illinois, Inc.	Illinois	Li-San Hwang	Gary Hooper, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary

HFC Technologies, Inc.	Colorado	Li-San Hwang	Gary Hooper, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
eXpert Wireless Solutions, Inc.	Delaware	Li-San Hwang	Li-San Hwang, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
1261248 Ontario, Inc.	Ontario, Canada	Li-San Hwang, Emanuele Di Lecci	Emanuele Di Lecce, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Engineered Communications, Inc.	Illinois	Li-San Hwang	Emanuele Di Lecce, Pres., James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
FHC, Inc.	Oklahoma	Li-San Hwang	Anthony Dark, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Rizzo Associates, Inc.	Massachusetts	Li-San Hwang	William Rizzo, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Rizzo Associates, PC	New York	William Rizzo, Jr., Richard Hughto	William Rizzo, Jr., President; Richard Hughto, Vice President
Drake Contractors, Inc.	Colorado	Li-San Hwang	Dennis Drake, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Wm. Bethlehem Trenching Ltd.	Ontario, Canada	Li-San Hwang, Peter Nicoletti	Peter Nicoletti, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary

Rocky Mountain Consultants, Inc.	Delaware	Li-San Hwang	Leonard Wilson, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Williams, Hatfield & Stoner, Inc.	Florida	Li-San Hwang	Anthony A. Nolan, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary
Tetra Tech Consulting & Remediation, Inc.	Delaware	Li-San Hwang	Li-San Hwang, President, James M. Jaska, Treasurer, Richard A. Lemmon, Secretary

SCHEDULE 5.5

FINANCIAL STATEMENTS

    Audited Consolidated Financial Statements for fiscal years 1996, 1997, 1998, 1999 and 2000.

    Interim Condensed Consolidated Financial Statements for the period ended December 31, 2000, as filed in the Company's Form 10-Q.

    Interim Condensed Consolidated Financial Statements for the period ended April 1, 2001, as filed in the Company's Form 10-Q.

    Form 10-K (without exhibits) for the year ended October 1, 2000.

SCHEDULE 5.11

LICENSES, PERMITS, ETC.

    None.

SCHEDULE 5.14

USE OF PROCEEDS

    To repay $110,000,000 of existing indebtedness under the Credit Agreement dated as of March 17, 2000 among the Company, the banks party thereto, Wells Fargo Bank, N.A., as documentation agent, Harris Trust and Savings Bank,, as syndication agent, and Bank of America, N.A., as administrative agent.

SCHEDULE 5.15

EXISTING INDEBTEDNESS

As of May 18, 2001

BANK DEBT

Indebtedness under the Credit Agreement dated as of March 17, 2000 among the Company, the banks party thereto, Wells Fargo Bank, N.A., as documentation agent, Harris Trust and Savings Bank,, as syndication agent, and Bank of America, N.A., as administrative agent, final maturity, March 17, 2005.

        As of May 15, 2001

EURO DOLLAR LOANS
AMOUNT	MATURITY
7,000,000	05/21/01
5,000,000	05/23/01
75,000,000	05/30/01
9,000,000	05/30/01
16,000,000	06/07/01
14,000,000	06/14/01
BASE RATE LOANS
6,000,000	03/17/05
LETTERS OF CREDIT
CREDIT NUMBER	BENEFICIARY	Expiry/ Cancel Date	Current Value USD
7403815	Massachusetts Institute of Technology	04/18/02	$17,749.17
7327412	State of Montana/Dept. of Environmental Quality	04/30/01	$10,000.00
7404345	State of Montana/Dept. of Environmental Quality	09/14/01	$25,000.00
7400670	Hartford Fire Insurance Company	10/01/01	$1,069,000.00

CAPITAL LEASES:

Capital leases for computers and equipment. Tetra Tech's general policy is not to enter into capital leases. In the case where acquired companies have existing capital leases at the time of acquisition, these leases are terminated at the end of the lease term.

        As of April 1, 2001

Bank West	31,938.40	01/19/02
Bank West	17,477.70	06/22/02
Bank West	27,725.30	08/02/02
Bank West	62,790.66	09/06/02
Bank West	23,615.60	11/06/02
Bank West	81,392.75	04/26/03
Celtic Leasing #2	37,675.23	12/31/01
Cit Financial	76,698.98	12/31/03
Compaq Financial Services	32,625.58	02/24/02
Honda Electronics	7,650.00	06/15/02
Newcourt Loan 481386	26,442.00	05/01/02
Newcourt Tc19689	27,294.04	04/30/02
Pnc Leasing Corp #1	10,611.55	11/30/01
Pnc Leasing Corp #2	27,682.39	06/09/02
The Manifest Group	68,492.16	02/15/03
Toromont Loan	12,796.01	09/01/01
Toshiba	18,516.00	04/01/03
Toshiba Easy Lease	1,059.12	07/18/01
Toshiba Easy Lease	4,578.50	04/30/02
Wajax Loan	281,749.01	09/01/03
Xerox Corp.	4,344.74	02/01/02
Xerox Corp.	4,344.74	02/01/02
Xerox Corp.	4,344.74	02/01/02
Xerox Corp.	5,714.76	10/01/02
Xerox Corp.	19,965.44	10/01/02

SCHEDULE 10.4

EXISTING LIENS

This financing statement listed below covers all of the following types or items of personal property of the Debtor whether now owned or hereafter existing or acquired:

  (i)
  all Accounts;

  (ii)
  all Chattel Paper and Instruments evidencing any obligation to the Debtor for payment for goods sold or leased or services rendered;

  (iii)
  all General Intangibles arising out of or related to any Account;

  (iv)
  all goods the sale of lease of which gave rise to accounts; and

  (v)
  all guaranties and property securing payment or performance under any account or other property described above;

together with all books and records relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds (including all insurance proceeds) of and from any of the foregoing.

    When used herein, the terms Account, Chattel Paper, General Intangibles and Instruments shall have the respective meanings assigned to such terms in the Uniform Commercial Code as in effect from time to time in the State of Illinois.

SCHEDULE OF UCC FILINGS
TETRA TECH ET. AL.—MARCH 2001

    I.  UCC Financing statements, all of which name Bank of America, N.A., as Administrative Agent, as secured party:

DEBTOR	JURISDICTION	FILING NUMBER/DATE
ASL Consultants, Inc.	SOS, California	0008260686 3/21/00
ASL Consulting Engineers	SOS, California	0008260715 3/21/00
ASL Consulting Engineers Arizona, Inc.	SOS, Arizona	01113108 4/20/00
ASL Consulting Engineers Arizona, Inc.	SOS, California	0008260727 3/21/00
BAHA Communications, Inc.	SOS, Nevada	0004333 3/21/00
Collins, PinaConsulting Engineers, Inc.	SOS, Arizona	01109165 3/21/00 (amendment to correct debtor name filed May 26, 2000 as # 1109165)
Cosentini Associates, Inc.	SOS, NY	055942 3/21/00
Cosentini Associates, Inc.	New York County, NY	OOPNI5131 3/23/00
D.E.A. Construction Co.	SOS, Colorado	20002025243 3/21/00 (amendment to correct debtor name filed May 26, 2000 as # 20002048555)
Drake Contractors, Inc,	SOS, California	0104760707 2/14/01
Drake Contractors, Inc.	SOS, Colorado	20012012844 C 2/16/01
Evergreen Utility Contractors, Inc.	SOS, Washington	2000-081-0027 3/21/00
eXpert Wireless Solutions, Inc.	SOS, Delaware	0035552 6/7/00
eXpert Wireless Solutions, Inc.	SOS, New Jersey	1980014 6/8/00
FHC, Inc.	SOS, California	0104760716 2/14/01
FHC, Inc.	Oklahoma City, Oklahoma	0009011 2/14/01
GeoTrans, Inc.	SOS, California	9526260565 9/15/95
GeoTrans, Inc.	SOS, California	9526260565 9/15/95
GeoTrans, Inc.	SOS, Colorado	20002088400 10/9/00
GeoTrans, Inc.	SOS, Virginia	000405 7804
GeoTrans, Inc.	SOS, Virginia	000 420 7812 4/20/00
GeoTrans, Inc.	Loudoun County, VA	1241-00 4/24/00
KCM, Inc.	SOS, Washington	2000-081-0026 3/21/00
LC of Illinois, Inc.	SOS, Illinois	4184159FS 4/4/00
McNamee, Porter & Seeley, Inc.	SOS, Michigan	12126C 3/21/00
McNamee Industrial Services, Inc.	SOS, Michigan	12129C 3/21/00
MFG, Inc.	SOS, California	0011660283 4/20/00
MFG, Inc.	SOS, Colorado	20002025244 3/21/00
MFG, Inc.	SOS, Delaware	0023791 4/19/00
PDR Engineers, Inc.	SOS, California	0011660292 4/20/00
PDR Engineers, Inc.	SOS Delaware	0029212 5/11/00
PDR Engineers, Inc.	SOS, Kentucky	1603439 4/20/00
PDR Engineers, Inc.	Fayette County, KY	200006602 3/21/00. Copy recorded with Secretary of State, 3/21/00.
Rizzo Associates, Inc.	SOS, California	0105160011 2/14/01
Rizzo Associates, Inc.	SOC, Massachusetts	779409 2/14/01

Rizzo Associates, Inc.	Framingham Town, Massachusetts	pending
Rocky Mountain Consultants, Inc.	SOS, California	0104760710 2/14/01
Rocky Mountain Consultants, Inc.	SOS, Colorado	20012012067 2/14/01
SCM Consultants, Inc.	SOS, Washington	2000-081-0025 3/21/01
Tetra Tech, Inc.	SOS, Arizona	01159973 2/14/01
Tetra Tech, Inc.	SOS, California	0008260736 3/21/00
Tetra Tech, Inc.	SOS, Delaware	0023787 4/19/00
Tetra Tech EM, Inc.	SOS, Delaware	0023799 4/19/00
Tetra Tech EM, Inc.	SOS, Illinois	418158FS 4/4/00
Tetra Tech NUS, Inc.	SOS, California	0011660289 4/20/00
Tetra Tech NUS, Inc.	SOS, Delaware	0023794 4/19/00
Tetra Tech NUS, Inc.	SOS Pennsylvania	31410995 3/21/00
Tetra Tech NUS, Inc.	Allegeny County, PA Prothonotary	UCC-00-002059 3/21/00
Utilities & C.C., Inc.	SOS, California	0008260752 3/21/00
Whalen & Company, Inc.	SOS, California	0011660285 4/20/00
Whalen & Company, Inc.	SOS, California	0008260698 3/21/00
Whalen & Company, Inc.	SOS, Delaware	0023800 4/19/00

    II.  Amendment filings to change secured party to Bank of America, N.A., as Administrative Agent, to amend the collateral schedule and certain other items:

JURISDICTION	DEBTOR	AMENDMENT FILING INFORMATION.
SOS, California 952626056 5 9/15/95	HSI Geotrans, Inc. Bank of America Illinois	0008400306 3/23/00
SOS, California 952626055 6 9/15/95	HSI Geotrans, Inc. Bank of America Illinois	0008400252 3/23/00
SOS, Virginia 950915 9/15/95	HSI Geotrans, Inc. Bank of America Illinois	000405 7804 4/5/00
SOS, California 982126001 4 7/29/98	McNamee Industrial Services Inc. Bank of America National Trust & Savings Association	0009700472 4/4/00
SOS, Michigan 96209B 7/29/98	McNamee Industrial Services Inc. Bank of America National Trust & Savings Association	122190 3/23/00
SOS, California 9526260578 9/15/95	Tetra Tech EM, Inc. Bank of America Illinois	0008400257 3/23/00
SOS, Illinois 3447533 9/15/95	Tetra Tech EM, Inc. Bank of America Illinois	4185241 4/5/00
SOS California 9526260570 9/15/95	Tetra Tech Inc. Bank of America Illinois	0008400295 3/23/00
SOS, California 9800560456 12/31/97	Tetra Tech NUS, Inc. Bank of America National Trust & Savings Association	0009700461 4/4/00
SOS, California 9721660504 7/31/97	Whalen & Co., Inc. Bank of America Illinois	0008400299 3/23/00
SOS, California 9800560426 12/31/97	NUS Acquisition Corp. Bank of America National Trust & Savings Association	0009700441 4/4/00
SOS California 9821260011 7/29/98	McNamee, Porter & Seeley, Inc. Bank of America Illinois	0009700454 4/4/00

EXHIBIT 1(a)

FORM OF SERIES A NOTE

TETRA TECH, INC.

7.28% SENIOR SECURED NOTE,
SERIES A, DUE MAY 30, 2011

No. R-[ ]	[Date]
$[ ]	PPN:

    FOR VALUE RECEIVED, the undersigned, TETRA TECH, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [      ], or registered assigns, the principal sum of $[      ] on May 30, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.28% per annum from the date hereof, payable semiannually, on May 30 and November 30 in each year, commencing with the May 30 or November 30 next succeeding the date hereof (except that no interest payment shall be made on May 30, 2001), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.28% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

    Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

    This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement dated as of May 15, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

    This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

    The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note also is subject to optional prepayment, in whole or from time to time in part at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

    If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

    Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Guaranty dated as of May 15, 2001 of certain Subsidiaries of the Company.*

    This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

TETRA TECH, INC.
By:
Name:
Title:

*
This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

EXHIBIT 1(b)

FORM OF SERIES B NOTE

TETRA TECH, INC.

7.08% SENIOR SECURED NOTE,
SERIES B, DUE MAY 30, 2008

No. R-[ ]	[Date]
$[ ]	PPN:

    FOR VALUE RECEIVED, the undersigned, TETRA TECH, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [      ], or registered assigns, the principal sum of $[      ] on May 30, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.08% per annum from the date hereof, payable semiannually, on May 30 and November 30 in each year, commencing with the May 30 or November 30 next succeeding the date hereof (except that no interest payment shall be made on May 30, 2001), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.08% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

    Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

    This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement dated as of May 15, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

    This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

    The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note also is subject to optional prepayment, in whole or from time to time in part at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

    If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

    Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Guaranty dated as of May 15, 2001 of certain Subsidiaries of the Company.*

    This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

TETRA TECH, INC.
By:
Name:
Title:

*
This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

EXHIBIT 1(c)

FORM OF SUBSIDIARY GUARANTY

AMENDED AND RESTATED GUARANTY

    THIS AMENDED AND RESTATED GUARANTY (this "Guaranty") dated as of May 15, 2001 is executed in favor of BANK OF AMERICA, N.A. ("Bank of America"), as Collateral Agent (as defined below), and the other Benefited Parties (as defined in the Intercreditor Agreement referred to below).

W I T N E S S E T H:

    WHEREAS, Tetra Tech, Inc. (the "Company"), various financial institutions (together with their respective successors and assigns, the "Banks") and Bank of America, as agent for the Banks (in such capacity, the "Credit Agent"), have entered into a Credit Agreement dated as of March 17, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

    WHEREAS, the Company has entered into a Note Purchase Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Note Agreement"), pursuant to which certain note purchasers (the "Noteholders") have agreed to purchase $92,000,000 of the Company's 7.28% Senior Secured Notes, Series A, due May 30, 2011, and $18,000,000 of the Company's 7.08% Senior Secured Notes, Series B, due May 30, 2008 (together, the "Senior Notes");

    WHEREAS, the Credit Agent, the Noteholders and Bank of America, as collateral agent, have entered into an Intercreditor Agreement dated of even date herewith (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"; capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Intercreditor Agreement), pursuant to which (i) such parties have agreed that all Benefited Obligations shall be guaranteed and secured on a pari passu basis and (ii) Bank of America shall act as collateral agent for the holders of the Benefited Obligations (in such capacity, together with any successor in such capacity, the "Collateral Agent");

    WHEREAS, each of the initial signatories hereto has previously executed and delivered a Guaranty dated as of March 17, 2000 (the "Existing Guaranty") pursuant to which such signatory guaranteed certain obligations of the Company, including all obligations of the Company under the Credit Agreement;

    WHEREAS, the initial signatories hereto have agreed to amend and restate the Existing Guaranty pursuant hereto; and

    WHEREAS, each of the undersigned will derive substantial direct or indirect benefits from the making of loans to the Company and the issuance of letters of credit for the account of the Company pursuant to the Credit Agreement and the purchase of the Senior Notes under the Note Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

    Each of the undersigned hereby jointly and severally, absolutely, irrevocably and unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Credit Obligations, all Senior Note Obligations and all other Benefited Obligations, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, plus all costs and expenses paid or incurred by the Collateral Agent or any other Benefited Party in enforcing this Guaranty against such undersigned (all such obligations, collectively, the "Liabilities"); provided, however, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law.

    Each of the undersigned agrees that upon the occurrence of any Event of Default under Section 12.1.4 of the Credit Agreement, any Event of Default under Sections 11(g) or 11(h) of the Note Agreement or any Event of Default under any substantially similar provision of any other Financing Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Collateral Agent for the account of the Benefited Parties forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

    To secure all obligations of each of the undersigned hereunder, the Collateral Agent and each other Benefited Party shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount) any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Collateral Agent or such other Benefited Party and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Collateral Agent or any other Benefited Party or any agent or bailee for the Collateral Agent or any other Benefited Party.

    This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all commitments to extend financing which would constitute Liabilities have terminated and all Liabilities have been paid in full (subject to reinstatement as provided in the immediately following paragraph).

    The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Collateral Agent or any other Benefited Party to any of the Liabilities is or must be rescinded or returned by the Collateral Agent or such other Benefited Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent or such other Benefited Party, and (notwithstanding anything herein to the contrary) this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Collateral Agent or such other Benefited Party had not been made.

    The Collateral Agent or any other Benefited Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Collateral Agent or such other Benefited Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

    Any amount received by the Collateral Agent or any other Benefited Party from whatever source on account of the Liabilities shall be applied by it toward the payment of the Liabilities in accordance with the Intercreditor Agreement, and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Collateral Agent or any other Benefited Party until such time as all commitments to extend financing which would constitute Liabilities have terminated and the Collateral Agent and the other Benefited Parties shall have received payment of the full amount of all the Liabilities.

    The undersigned hereby expressly waive: (a) notice of the acceptance by the Collateral Agent or any other Benefited Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

    The creation or existence from time to time of additional Liabilities to the Collateral Agent or any other Benefited Party is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Collateral Agent or the other Benefited Parties or the obligations of the undersigned under this Guaranty.

    Subject to Section 14.9 of the Credit Agreement (and any comparable provision of the Note Agreement or any other Financing Agreement), the Collateral Agent and any other Benefited Party may from time to time, without notice to the undersigned (or any of them) except as required by such Section 14.9 (or such comparable provision), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Benefited Party.

    No delay on the part of the Collateral Agent or any other Benefited Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent or any other Benefited Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Collateral Agent or any other Benefited Party except as expressly set forth in a writing duly signed and delivered on behalf of the Collateral Agent (or, if at any time there is no Collateral Agent, the Majority Benefited Parties). No action of the Collateral Agent or any other Benefited Party permitted hereunder shall in any way affect or impair the rights of the Collateral Agent or any other Benefited Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Collateral Agent or any other Benefited Party arising under or in connection with any Financing Agreement notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

    Pursuant to the Intercreditor Agreement, (a) this Guaranty has been delivered to the Collateral Agent and (b) the Collateral Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Benefited Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Collateral Agent (or, if there is no Collateral Agent, then the Benefited Parties) for application as set forth in the Intercreditor Agreement.

    This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

    This Guaranty shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

    This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Collateral Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

    This Guaranty is secured pursuant to an Amended and Restated Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

    ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR IN ANY JURISDICTION IN WHICH A BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR LEGAL OR EQUITABLE PROCEEDING IS PENDING AGAINST ANY ONE OR MORE OF THE UNDERSIGNED. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS NAME IN SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE COLLATERAL AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE COLLATERAL AGENT AND EACH OTHER BENEFITED PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT AND ANY

AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

    IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

ASL CONSULTING ENGINEERS
ASL CONSULTING ENGINEERS ARIZONA, INC.
BAHA COMMUNICATIONS, INC.
COSENTINI ASSOCIATES, INC.
D.E.A. CONSTRUCTION CO.
DRAKE CONTRACTORS, INC.
EVERGREEN UTILITY CONTRACTORS, INC.
EXPERT WIRELESS SOLUTIONS, INC.
FHC, INC.
GEOTRANS, INC.
KCM, INC.
LC OF ILLINOIS, INC.
MCNAMEE, PORTER & SEELEY, INC.
MCNAMEE INDUSTRIAL SERVICES, INC.
MFG, INC.
RIZZO ASSOCIATES, INC.
ROCKY MOUNTAIN CONSULTANTS, INC.
SCM CONSULTANTS, INC.
TETRA TECH EM INC.
TETRA TECH NUS, INC.
UTILITIES & C.C., INC.
WILLIAMS, HATFIELD & STONER, INC.
By:	Name: James M. Jaska Title: Treasurer
PDR ENGINEERS, INC. WHALEN & COMPANY, INC.
By	Name: James M. Jaska Title: Chief Financial Officer

S–1

EXHIBIT 4.4(a)

FORM OF OPINION COUNSEL

FOR THE COMPANY

    The opinion of Riordan & McKinzie, counsel for the Company, shall be to the effect that:

    1.  Each of the Company and each Subsidiary that is a corporation is organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and each Subsidiary that is a limited liability company is duly formed and is existing in good standing under the laws of the jurisdiction of its formation. Each of the Company and each Subsidiary that is a corporation is qualified, and each Subsidiary that is a limited liability company is duly registered, to transact business as a foreign corporation or limited liability company and is in good standing in each jurisdiction as to which the location of its assets or the conduct of its business makes qualification necessary, except where the failure so to qualify would not have a Material Adverse Effect. Each of the Company and each Subsidiary has the corporate or limited liability company power and authority to own its properties and assets and to carry on its business. Each of the Company and each Subsidiary has the corporate or limited liability company power and authority to execute, deliver and perform the Note Purchase Agreement, the Notes, the Security Agreement, the Pledge Agreement and the Subsidiary Guaranty (individually a "Document" and collectively the "Documents") to which it is a party.

    2.  The execution, delivery and performance by each of the Company and each Subsidiary of each Document to which it is a party have been duly authorized and approved by all necessary corporate or limited liability company action. Neither the execution and delivery by the Company and each Subsidiary of the Documents nor the consummation by them of the transactions contemplated thereby will breach, be in conflict with, or constitute a default under, (a) the Company's or any Subsidiary's Certificate of Incorporation, Articles of Incorporation, Articles of Organization or Bylaws, as the case may be, (b) any contractual restriction (other than with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or the Subsidiaries as to which such counsel need express no opinion) contained in any loan agreement or other Material agreement, indenture, instrument or document to the Company and its subsidiaries considered as a whole, (c) any judgment, order, injunction or decree known to such counsel, or (d) except for breaches, conflicts or defaults that would not have a Material Adverse Effect, any federal, California (including usury laws) or Delaware General Corporation Law statute, rule or regulation.

    3.  It is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by the Note Purchase Agreement and the Memorandum to register the Notes or the Subsidiary Guaranty under the Securities Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended.

    4.  No authorization, approval or other action by, and no notice to or filing with, any federal, California or Delaware governmental authority or regulatory body is required for the execution, delivery or performance by the Company or any Subsidiary of any Document except for routine filings that may be required after the date hereof to maintain corporate good standing, such authorizations, consents, approvals, registrations, declarations and filings that have been made or obtained on or prior to the date hereof or as may be required under the state securities or "blue sky" laws of the various states, and the filing of financing statements in respect of the collateral.

    5.  (a)  Each of the Documents to which it is a party has been duly executed and delivered by the Company and each Subsidiary and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        (b)  With respect to the enforceability of the choice of law to govern each of the Documents, although there is no controlling precedent and the matter is not free from doubt, a California court or a federal court sitting in the State of California in a properly litigated action should respect the choice of Illinois law as the governing law and should apply Illinois law.

    6.  The Financing Statements are in proper form for filing under the applicable laws of the State of California. With respect to the personal property described in the Financing Statements, we note that the law is not well developed with respect to the specificity of description necessary to create a valid security interest in personal property. We express no opinion as to the adequacy of the description of the Collateral, insofar as such description includes terms which are not defined under Article 9 of the California UCC, or as to the scope of the term "general intangibles" as used in the Documents; however, we note that the descriptions in the Financing Statements are similar to those used by financing parties in similar transactions with similar collateral. Upon the filing of the Financing Statements with the Office of the Secretary of State of the State of California, the Collateral Agent will have a duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a security interest may be perfected by filing UCC financing statements under the California UCC (the "Filing Collateral"). The filing of the Financing Statements in the office described above is the only action, recording or filing in California necessary to perfect the security interests granted under the Security Agreement with respect to the Filing Collateral under the California UCC, except (i) that continuation statements under the California UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing financing statements, but must be perfected by taking physical possession thereof. Additional filings under the California UCC may be required upon (i) the change of location of the debtor, (ii) the change of the name or organizational structure of the debtor, (iii) removal of the tangible collateral from the applicable state, and (iv) changes occurring which may cause such financing statements to become seriously misleading. As to the Pledge Agreement which grants security interests in collateral consisting of certificated or uncertificated securities or the proceeds thereof, the filing of the Financing Statements delivered by the Company to the Collateral Agent in the filing offices listed thereon in the State of California will perfect Liens created under such Pledge Agreement to the extent such Liens are capable of being perfected by filing financing statements under the California UCC. In addition, upon the Collateral Agent's possession of stock certificates evidencing Collateral under the Pledge Agreement, the Collateral Agent will have a perfected lien in and to such Collateral.

    7.  To such counsel's knowledge, there are no outstanding judgements against the Company or any Subsidiary, and there is no action, suit or proceeding pending or threatened against the Company of any Subsidiary, that may reasonably be expected to have a Material Adverse Effect.

    8.  Neither the Company nor any Subsidiary is (i) a "public utility company" or a "holding company," as defined in or subject to regulation under the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

    9.  The issuance of the Notes and the intended use of the proceeds of the sale of the Notes as specified in the Note Purchase Agreement do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinion of Riordan & McKinzie shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. The opinion of Riordan & McKinzie may be limited to the federal laws of the United States of America, the Delaware General Corporation Law and the State of California, each as limited to the present state of such laws.

2

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

    The opinion of Gardner, Carton & Douglas, special counsel to the Purchasers, shall be to the effect that:

    1.  The Company is a corporation organized and validly existing in good standing under the laws of the State of Delaware, with requisite corporate power and authority to enter into the Agreement and the Pledge Agreement and to issue and sell the Notes.

    2.  The Agreement, the Pledge Agreement and the Notes have been duly authorized, executed and delivered by and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

    3.  The Subsidiary Guaranty and the Pledge Agreement, to the extent required, have been duly authorized, executed and delivered by and constitute the legal, valid and binding obligations of each Subsidiary Guarantor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

    4.  Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

    5.  The issuance and sale of the Notes and compliance with the terms and provisions of the Notes, the Agreement and the Pledge Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

    6.  No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Notes.

The opinion of Gardner, Carton & Douglas shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. Such opinion shall state that subsequent transferees and assignees of the Notes may rely thereon. As to matters of California law, Gardner, Carton & Douglas may rely upon the opinion of Riordan & McKenzie.

QuickLinks

  Exhibit 10.3
  CONFORMED COPY
NOTE
TABLE OF CONTENTS
  SCHEDULE A
  SCHEDULE A
  SCHEDULE A
  SCHEDULE A
  SCHEDULE A
  SCHEDULE A
  SCHEDULE A
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE A
INFORMATION RELATING TO PURCHASERS
  SCHEDULE B
DEFINED TERMS
  SCHEDULE B-1
EXISTING INVESTMENTS
  SCHEDULE 4.9
CHANGES IN CORPORATE STRUCTURE
  SCHEDULE 5.3
DISCLOSURE MATERIALS
  SCHEDULE 5.4
SUBSIDIARIES AND AFFILIATES
  SCHEDULE 5.5
FINANCIAL STATEMENTS
  SCHEDULE 5.11
LICENSES, PERMITS, ETC.
  SCHEDULE 5.14
USE OF PROCEEDS
  SCHEDULE 5.15
EXISTING INDEBTEDNESS
  SCHEDULE 10.4
EXISTING LIENS
SCHEDULE OF UCC FILINGS TETRA TECH ET. AL.—MARCH 2001
  EXHIBIT 1(a)
FORM OF SERIES A NOTE TETRA TECH, INC. 7.28% SENIOR SECURED NOTE, SERIES A, DUE MAY 30, 2011
  EXHIBIT 1(b)
FORM OF SERIES B NOTE TETRA TECH, INC. 7.08% SENIOR SECURED NOTE, SERIES B, DUE MAY 30, 2008
  EXHIBIT 1(c)
FORM OF SUBSIDIARY GUARANTY AMENDED AND RESTATED GUARANTY
  EXHIBIT 4.4(a)
FORM OF OPINION COUNSEL FOR THE COMPANY
  EXHIBIT 4.4(b)
FORM OF OPINION OF SPECIAL COUNSEL TO THE PURCHASERS